Exhibit 99.1

Presented by J. Williar Dunlaevy, Chairman and CEO Legacy Bancorp Stifel Nicolas Investor PresentationNovember 18, 2008 NASDAQ listed: LEGC

This presentation is for informational purposes only and does not constitute an offer to sell shares of common stock of Legacy Bancorp, Inc. For more information, please refer to the Form 10-K for the year ended December 31, 2007 and Form 10-Q for the quarter ended September 30, 2008 NASDAQ listed: LEGC

Forward Looking Statement

This presentation contains forward-looking statements which involve risks and uncertainties. The Company's actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such a difference include, but are not limited to changes in market interest rates, loan prepayment rates, the business and financial condition of borrowers of construction and commercial real estate loans and the economic viability of projects financed, economic conditions in Western Massachusetts and Eastern New York, general economic conditions, legislation and regulation; changes in the monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Federal Reserve Board; changes in the quality or composition of the loan or investment portfolios; changes in deposit flows, competition, and demand for financial services, and loan, deposit and investment products in the Company's local markets; changes in accounting principles and guidelines; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company's operations, pricing and services. The Company disclaims any intent or obligation to update forward-looking statements, whether in response to new information, future events or otherwise.

Please refer to the Company's most recent Securities and Exchange Commission Form 10-K filed by th Company for the year ended December 31, 2007 for further information about "Risk Factors" that may affect the Company's actual future results

NASDAQ listed: LEGC

Legacy Banks®
Bank Smarter. Live Easier.

Corporate Overview


Hamilton
Warren
Rutland
Washington
Herkimer
Bennington
Fulton
Saratoga
Windham
Montgomery
Rensselaer
Otsego
Franklin
Albany
Schoharie
Berkshire
Hampshire
Columbia
Greene
Delaware
Hampden
Ulster
Litchfield
Dutchess

- Headquartered in Pittsfield, Mass.
- 18 Locations
  - 11 Offices in Berkshire County
  - 6 Offices in Eastern New York
  - Loan Production Office in Colonie, NY
- New office in Latham, New York – January 2009
- 192 Employees
- Serving 24,300 Households
- Principal lines of business
  - Consumer Banking
  - Commercial Banking
  - Wealth Management
  - Insurance and Investment Products
- The Legacy Banks Foundation

NASDAQ listed: LEGC

Legacy Banks®
Bank Smarter. Live Easier.

Market Demographics

- Berkshire County
  - Population 132,000
  - Growth segments, although modestly declining overall
  - Households 56,000
- FDIC Summary of Deposits Berkshire County
  - 13 banks, 62 offices, $2.9 billion in deposits
  - Legacy ranked 2nd with 18.24% market share
- Albany Schenectady Troy MSA in New York
  - Strategic expansion target
  - Population 890,000
  - Growing modestly
  - Households 351,000

NASDAQ listed: LEGC

Legacy Banks
Bank Smarter. Live Easier.

Berkshire County Market Share NASDAQ listed: LEGC Total Total Deposits Market Branch in Market Share Rank Institution Type Count ($000) (%) 1 Berkshire Bank (MA) Savings Bank 13 881,393 30.74 2 Legacy Banks (MA) Bank 11 522,948 18.24 3 TD Banknorth NA (ME) Bank 9 319,232 11.13 4 Hoosac Bank (MA) Bank 2 212,338 7.40 5 Pittsfield Co-operative Bank (MA) Savings Bank 4 180,080 6.28 6 Lee Bank (MA) Bank 3 179,616 6.26 7 South Adams Savings Bank (MA) Savings Bank 4 154,522 5.39 8 Williamstown Savings Bank (MA) Bank 1 148,438 5.18 9 Adams Co-operative Bank (MA) Savings Bank 3 148,028 5.16 10 Lenox National Bank Bank 2 44,059 1.54 11 Citizens National Assn Bank 4 43,311 1.51 12 Others (Salisbury B&T & Trustco Bank) 6 33,622 1.17 Totals 13 62 2,867,587 100.00 Source: FDIC Data as of June 30, 2008

Strong Corporate Culture Governance Growth and Change Asset Quality Risk Management Sales Culture Service Excellence Performance-based Compensation Community Experience and Expertise NASDAQ listed: LEGC

Assets CAGR 8.2% NASDAQ listed: LEGC 2003 2004 2005 2006 2007 2008* East 635 681 778 808 925 923 * As of Sept. 30

Loans CAGR 8.6% Loans net of reserves NASDAQ listed: LEGC 2003 2004 2005 2006 2007 2008* East 466 505 548 579 654 688 * As of Sept. 30

Loan Mix NASDAQ listed: LEGC As of Sept. 30, 2008

Net Charge-offs (Recoveries) to Average Loans Outstanding NPL to Total Assets Credit Quality NASDAQ listed: LEGC 2002 2003 2004 2005 2006 2007 2008* East 0.0052 0.0029 0.0026 0.0012 0.0011 0.0017 0.009 2002 2003 2004 2005 2006 2007 2008* East 0.0001 0.0005 0.0016 0.0009 -0.0004 0.0003 0.0002 * As of Sept. 30

Credit Quality 1 Legacy ratios as of 09/30/08.2 Source: SNL Database. Data as of second quarter 2008. Median statistics shown. NASDAQ listed: LEGC Legacy Bancorp, Inc. 1 Mass. PublicThrifts 2 National PublicThrifts 2 NPA's/Assets 0.68% 0.50% 0.75% NPL's/Loans 0.90% 0.59% 0.79% LLR/NPL 93.07% 181.10% 96.75% LLR/Loans 0.84% 0.96% 0.91%

Deposits NASDAQ listed: LEGC 2003 2004 2005 2006 2007 2008* East 423 451 474 518 610 593 CAGR 7.4% * As of Sept. 30

Deposit Mix NASDAQ listed: LEGC As of Sept. 30, 2008

Net Income NASDAQ listed: LEGC 2003 2004 2005 2006 2007 2008* GAAP Income 2990 3554 -2235 2806 1245 1896 Core Income 3481 3483 4465 4185 1836 2566 * Through Sept. 30

Efficiency Ratio NASDAQ listed: LEGC 2003 2004 2005 2006 2007 2008* GAAP Efficiency 75.2 73.8 104.2 74.2 93 80.1 Core Efficiency 74.8 73.7 69.9 75.8 87.2 80.1 Through Sept. 30

Strategic Plan - Delta Project Bank Smarter ~ Live Easier Creating Shareholder Value Culture of Growth and Change Core Deposits Non- Interest Income Growth & Opportunities Efficiency Relationship Banking Service Excellence NASDAQ listed: LEGC

Stock Performance IPO September 2005 : $10/share Raised $92 million net Trading began October 26, 2005 NASDAQ symbol: LEGC Valuation November 12, 2008$11.85/share$104.1 million market cap Consistent dividend record 4% buy-back completed February 2007 for 2006 Equity Incentive Plan 5% buy-backs completed August and December 2007 and October 2008 $20.3 million preferred stock application filed with TARP NASDAQ listed: LEGC

Strategic Imperatives New Branches in 2008 39 North Pearl StreetAlbany, NY 545 Troy-Schenectady RoadLatham, NY NASDAQ listed: LEGC

Investment Attributes Strategically positioned geographically Strong leadership and governance Strong asset quality and risk management Consistent annual loan and deposit growth "Legacy" is well established local brand Well capitalized Attractive valuation NASDAQ listed: LEGC

Paul Bruce joined Legacy Banks in 2001 bringing over 14 years of financial experience in both public accounting and private industry to his current role as Chief Financial Officer. Mr. Bruce, who manages the Finance and Accounting Departments of the Bank, is head of the Bank's Asset & Liability Committee, reviews and approves all funding through borrowing, and maintains the Bank's liquidity to meet and surpass regulatory requirements. He is also the Investor Relations Officer for Legacy Bancorp Inc. A Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor, Mr. Bruce holds a MBA in Finance from Western New England College; a MST in Taxation from Bryant College and BA in Accounting from the University of Notre Dame. J. Williar DunlaevyChairman and CEO NASDAQ listed: LEGC Joining the Bank in 1969, Bill Dunlaevy has served as Chairman and CEO of Legacy Bancorp and Legacy Banks, as well as the predecessor institution, City Savings Bank, since 1996. He has championed a growth strategy for the Bank, guiding it through two acquisitions and its mutual-to-stock conversion in October 2005. A community leader, Mr. Dunlaevy has been active with a variety of organizations serving as a director of the Depositors Insurance Fund and the Massachusetts Bankers Association among others. He is a Graduate of Bowdoin College (AB), the University of Massachusetts (MBA), Graduate School of Banking (Brown University), and The College for Financial Planning (CFP). Paul H. BruceCFO and Senior VP

Legacy Bancorp Questions&Thank You. NASDAQ listed: LEGC